EXHIBIT 99.3

Dell Q3 FY05 Results November 11, 2004

Special Note This presentation may contain forward-looking statements, including statements about the outlook and prospects for company and industry growth, as well as statements about the company's future financial and operating performance. These and other statements that relate to future results and events are based on Dell's current expectations. Actual results in future periods may differ materially from those currently expected or desired because of a number of risks and uncertainties, including: General economic and business conditions The level of demand for the products and services Dell offers The effect of armed hostilities, terrorism or public health issues on the global economy generally, on the level of demand for Dell's products and services and on Dell's ability to manage its supply and delivery logistics in such an environment The level and intensity of competition in the technology industry and the pricing pressures that have resulted Dell's ability to timely and effectively manage periodic product transitions, as well as component availability and cost Dell's ability to develop new products based on new or evolving technology and the market's acceptance of those products Dell's ability to manage its inventory levels to minimize excess inventory, declining inventory values and obsolescence The product, customer and geographic sales mix of any particular period Dell's ability to effectively manage its operating costs More information about these and other factors affecting Dell's business and prospects is contained in Dell's periodic filings with the Securities and Exchange Commission. Dell's CCC operating metric is considered a non-GAAP financial measure under Regulation G and should be read in conjunction with the accompanying slide footnotes contained herein.

Agenda Introduction Lynn A. Tyson, VP of IR and Corporate Communications Financial Results Jim Schneider, SVP & CFO Strategic Direction Kevin Rollins, President & CEO Question & Answer Michael Dell, Kevin Rollins & Jim Schneider Close Kevin Rollins, CEO

18.1 percent market share -- Extended #1 WW position by 1.2 points Y/Y Company records across a broad range of metrics Revenue of $12.5 billion on 18% growth 8 million units shipped - an industry record Operating income of nearly $1.1 billion EPS of $0.33 up +27% Y/Y Cash Flow from Operations of nearly $1.8 billion, Free Cash Flow of $1.6 billion Share Repurchases of $1.3 billion Cash and Investments of $12.4 billion Continued progress on strategic focus areas Enterprise: gained share in all regions International growth: 27% revenue growth outside the U.S. Printing and Imaging: Solidly on track to exceed our fiscal year goals of 5 million Dell printers and over $1 billion in printing and imaging revenue Q3 FY05 Highlights Note: Growth rates Y/Y unless otherwise noted Source: Market info is based on Industry and Company Estimates Delivered enhanced profitability and record performance across the business

LIQUIDITY $1.8 billion Cash flow from operations* $12.4 billion in cash & investments* CCC -34 days1 PROFITABILITY Gross margin = 18.5% OPEX percent of revenue = 9.7% Operating margin = 8.8% GROWTH Dell units up 22%; mkt ex-Dell up 10.5% 18% Rev growth 27% EPS growth Delivered $0.33 EPS* and $12.5 billion revenue* Spent record $1.3B* to repurchase 38 million shares* Q3 FY05 Financial Highlights Source: Market info is based on Industry Estimates Note: Growth rates Y/Y unless otherwise noted 1. CCC would have been -37 days excluding the effect of in-transit customer shipments in DSO * Company Record

Q3 FY05 Product Summary Unit Growth Unit Growth Revenue Growth Revenue Growth Product Y/Y Q/Q Y/Y Q/Q Desktops 18% 9% 14% 7% Notebooks 35% 14% 23% 11% Enterprise 15% 2% 10% 1% TOTAL 22% 10% 18% 7% Total Units up 22% Y/Y - 11 point growth premium to rest of market In the enterprise, Dell | EMC revenues up 31%; Server Units up 19% Strong demand for 8G servers and mid-range storage exiting the quarter - anticipate healthy growth in Q4 Note: Growth rates Y/Y unless otherwise noted Source: Market info is based on Industry and Company Estimates Total revenue includes Imaging and Electronics

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Q3 Product Performance: Servers & Storage

Servers

- **Q3 units up 19%; Closed the gap with the category leader by 2.3 points**
- **#1 in US market share, up +1.5 pts Y/Y to 32.7%**
- **Continued Growth Internationally**
  - APJ units up 27%
- **Product Introductions**
  - PowerEdge SC1425, SC1420, SC420

Storage

- **Continued growth in mid-range storage across all regions**
  - Dell | EMC revenues up 31% on disk capacity growth of 112%



PowerEdge SC1425, SC1420, SC420

- PowerEdge SC420 and SC1420: Simplified management tools and service solutions
- PowerEdge 1850: 64-bit extensions; 8X the performance of previous platforms – simplifies deployment of supercomputing networks
- PowerEdge 1425: Designed for High-performance cluster computing
- Novell partnership: Delivering the lowest cost Linux platform in the industry

Note: Growth rates Y/Y unless otherwise noted
Source: Market info is based on Industry and Company Estimates

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Q3 Product Performance: Client Systems

- Notebooks
  - Units up 35%
    - Expanded #1 share position by 2.8 points.
  - Launched Inspiron 9200, 17-inch wide-aspect display
  - Inspiron 700m earned Laptop Magazine's Best Buy award for design, performance and value



Latitude D600



Inspiron 9200

- Desktops
  - Units up 18%
  - Fastest growing vendor of top 5 – expanding lead by 1.4 points
  - APAC units up 29%
  - Dimension 8400 received PC Magazine's Editors' Choice award for high-end multimedia



OptiPlex Family



Dimension 4700C

Note: Growth rates Y/Y unless otherwise noted

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Q3 Product Performance: Enhanced Services Dell Enhanced Services Q3 Results Enhanced services revenue up 32% Europe and Asia combined grew nearly 60% Managed Services showed strong growth Revenue up 47% Agreement with Honeywell increased seats under management to 1.5 million Continue to expand service delivery capabilities Opened an Enterprise Command Center in China; similar center in Europe planned for Q4 Note: Growth rates Y/Y unless otherwise noted Professional Services Managed Services Deployment Services Support Services Training and Certification

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Q3 Product Performance: Software & Peripherals

Q3 Highlights

- WW Revenues up 37%
  - >30% growth in all regions
- Total displays revenue up 38%
- Product Launches
  - 42-inch Plasma display for under $2,300
  - 26" and 19" LCD TVs
  - Refreshed MP3 lineup, pocket form factor
  - Axim X50 – new ID, improved graphics, integrated bluetooth



DJ MP3 Players



Axim X50



UltraSharp 2005FPW



W2300 LCD TV



W4200HD Plasma TV

Note: Growth rates Y/Y unless otherwise noted
Source: Market info is based on Industry and Company Estimates

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Q3 Product Performance: Printers Note: Growth rates Y/Y unless otherwise noted Photo Printer 540 Total units nearly doubled sequentially on improving profitability Lasers Launched color lasers Dell 5100cn was named Editor's Choice by an independent tester Consumer Expect US inkjet share to be up 5 to 6 points Q/Q to 16% to 17% Launched two photo printers, including the Photo Printer 540 with dye- sublimation technology International Launched in China Photo AIO 942 Source: Market info is based on Industry and Company Estimates 3000cn 3100cn 5100cn Color Lasers Photo Printers

Q3 FY05 Region Summary Revenue Op Inc Revenue Growth Revenue Growth Op Inc Growth Op Inc Growth Unit Growth Unit Growth REGION $ M $ M Y/Y Q/Q Y/Y Q/Q Y/Y Q/Q Americas Business Unit 6,644 689 14% 4% 19% 7% 20% 3% U.S. Consumer 1,937 97 14% 24% -1% 11% 15% 31% Total Americas 8,581 786 14% 8% 16% 8% 18% 9% EMEA 2,596 191 27% 7% 21% 11% 31% 14% APAC/Japan 1,325 118 24% 0% 61% 12% 25% 5% TOTAL 12,502 1,095 18% 7% 20% 9% 22% 10% Note: Americas Business unit and U.S. consumer results include consolidation of DFS

US Units up 17%, 3.7 times the rate of the rest of the market #1 share in U.S. in every customer segment 3 quarters in a row Gained over 3 points of share in SMB U.S. market share up almost 2 points Y/Y to 32.8% Profitable growth in Americas Business Unit 20% unit growth; margins up 40 basis points Q3 Geographic Performance: Americas Americas International revenue up 30%, led by strong growth in Canada and Mexico Notebook units up 49% Desktop units up 33% Note: Growth rates Y/Y unless otherwise noted Source: Market info is based on Industry and Company Estimates

Units grew 31%, 15 points faster than the rest of the market Revenues up 27% Strong growth in all product segments Server shipments up 24% Continue to gain share Y/Y in client products Total Region market share increased 1.6 points Y/Y Closed the gap with regional leader by 2 points Q3 Geographic Expansion: Europe, Middle East & Africa Note: Growth rates Y/Y unless otherwise noted Source: Market info is based on Industry and Company Estimates

AP/Japan units up 25% (almost 3X the rest of the market) Added 1.1 points of share Y/Y to reach 8.2% of the market; now less than 1.5 points from the market leader Total revenues up 24% Operating margins up 200 basis points Server unit growth of 27% was 2X the rest of the market In Japan, units grew 18% -- fastest among top 5 vendors Q3 Geographic Expansion: Asia-Pacific and Japan APAC (excluding Japan) units up 30%, over 2.5X the rest of the market Gained 2.9 points of server share to reach 19.7%; Closed the gap with the category leader by over 6 points Note: Growth rates Y/Y unless otherwise noted Source: Market info is based on Industry and Company Estimates

Q4 FY05 Outlook Revenue of $13.5 billion; up 8% Q/Q and 17% Y/Y Unit shipments should be up about 13% Q/Q, 20% Y/Y Increased US consumer mix and infrastructure investments will keep operating margins flat in Q4 Investment and other income of $50 million Tax rate of 26% for Q4 $0.36 EPS; up 24% Y/Y Cash flow from operations > $1 billion Evaluating options for earnings repatriation under the Homeland Investment Act

Structural Advantages and Consistency in Q3 15th consecutive quarter of meeting or exceeding our guidance to investors Balanced growth and profitability - with operating profits and EPS growing faster than revenue in Q3 Operating margin at highest level in four years Revenue at an all-time high Ahead of schedule to achieve $60 billion goal

IT Spending Environment Strength in core segments and new markets drives differentiated performance Business IT spending has steadily and consistently improved since the end of last year Q3 demand from small, medium and large corporate business continued to grow - revenues up 20% Y/Y Businesses moving to scheduled technology cycle - leads to smoother, consistent demand pattern

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Evolving market demands
Standards-based technologies

- Innovation throughout the value chain drives lower cost, standards-based solutions for customers
- Dell's innovation is wide-ranging:
  - Notebooks: ExpressCharge improved battery life and StrikeZone reduced disk drive damage.
  - Servers: OpenManage system for improved deployment and manageability. Driving Linux over proprietary solutions. Novell partnership has introduced the lowest-cost SUSE Linux platform in the industry.
  - Storage: AX100 – the first easily deployed and managed SAN. Demonstrated a sub-$300,000 business continuity solution for storage over IP. Received 2004 Storage Visionary Award.
  - Services: standardized service delivery – SAN health checks, software upgrades, preventative maintenance.
- Dell generates more than $7 of op inc for every R&D dollar invested – more than 6X our competitors

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Summary Value chain visibility optimized growth and profitability in Q3 Continued innovation and growth in key areas such as enterprise, international and printing Disciplined focus and differentiated model drive superior customer value and shareholder returns

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